EXHIBIT 10.36
                              AMENDATORY AGREEMENT

         AMENDATORY AGREEMENT dated August 23, 2000, between NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation ("NPB"), NATIONAL PENN BANK, a national banking association ("Bank"), and BRUCE G. KILROY ("Executive").

                                   BACKGROUND

         1. NPB, Bank and Executive entered into a certain Executive Agreement dated as of August 26, 1998 (the "Agreement").

         2. NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

         1. Amendment. The reference to "Boyertown, Pennsylvania" contained in
Section 2.d of the Agreement is hereby changed to be a reference to "Allentown, Pennsylvania".

         2. Ratification. As amended hereby, the Agreement is hereby ratified, confirmed and approved.

         3. Governing Law. This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement on the date first above written.

                                             NATIONAL PENN BANCSHARES, INC.

                                      By:/s/Wayne R. Weidner
                                         -----------------------------
                                             Name: Wayne R. Weidner
                                               Title: President

                                             NATIONAL PENN BANK

                                      By:/s/Wayne R. Weidner
                                         -----------------------------
                                             Name: Wayne R. Weidner
                                             Title: President and Chief
                                                        Executive Officer


Witness:/s/Jane L. Petrie                /s/Bruce G. Kilroy
        ------------------               -----------------------------
                                            Bruce G. Kilroy